Exhibit 17(n)

[Proxy Card Front]

                      MERRILL LYNCH GLOBAL BOND FUND FOR
                           INVESTMENT AND RETIREMENT
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, and David Clayton as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") held of record by the undersigned on November 22, 2002 at a Special Meeting of Shareholders of the Fund to be held on January 17, 2003, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

               (Continued and to be signed on the reverse side)

                                                                Exhibit 17(n)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, Mercury Funds II, on behalf of Mercury Total Return Bond Fund, Merrill Lynch Investment Managers Funds, Inc., on behalf of Merrill Lynch Total Return Bond Fund, Fund Asset Management Master Trust, on behalf of Total Return Bond Master Portfolio, The Corporate Fund Accumulation Program, Inc. and Merrill Lynch Bond Fund, Inc., on behalf of Core Bond Portfolio.

                          FOR [_] AGAINST [_] ABSTAIN [_]

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                            Dated: _________________, 200[o]

                                            X

                                            -----------------------------
                                            Signature


                                            X


                                            -----------------------------
                                            Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                Exhibit 17(n)

[Proxy Card Front]

                        MERCURY TOTAL RETURN BOND FUND
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Mercury Total Return Bond Fund (the "Fund") held of record by the undersigned on November 22, 2002 at a Special Meeting of Shareholders of the Fund to be held on January 17, 2003, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

               (Continued and to be signed on the reverse side)

                                                                Exhibit 17(n)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among Mercury Funds II, on behalf of the Fund, Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Investment Managers Funds, Inc., on behalf of Merrill Lynch Total Return Bond Fund, Fund Asset Management Master Trust, on behalf of Total Return Bond Master Portfolio, The Corporate Fund Accumulation Program, Inc. and Merrill Lynch Bond Fund, Inc., on behalf of Core Bond Portfolio.

                          FOR [_] AGAINST [_] ABSTAIN [_]




2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                            Dated: _________________, 200[o]

                                            X

                                            -----------------------------
                                            Signature


                                            X


                                            -----------------------------
                                            Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                Exhibit 17(n)

[Proxy Card Front]

                     MERRILL LYNCH TOTAL RETURN BOND FUND
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Merrill Lynch Total Return Bond Fund (the "Fund") held of record by the undersigned on November 22, 2002 at a Special Meeting of Shareholders of the Fund to be held on January 17, 2003, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

               (Continued and to be signed on the reverse side)

                                                                Exhibit 17(n)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among Merrill Lynch Investment Managers Funds, Inc., on behalf of the Fund, Merrill Lynch Global Bond Fund for Investment and Retirement, Mercury Funds II, on behalf of Mercury Total Return Bond Fund, Fund Asset Management Master Trust, on behalf of Total Return Bond Master Portfolio, The Corporate Fund Accumulation Program, Inc. and Merrill Lynch Bond Fund, Inc., on behalf of Core Bond Portfolio.

                          FOR [_] AGAINST [_] ABSTAIN [_]




2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                            Dated: _________________, 200[o]

                                            X

                                            -----------------------------
                                            Signature


                                            X


                                            -----------------------------
                                            Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                Exhibit 17(n)

[Proxy Card Front]

                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, and David Clayton as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of The Corporate Fund Accumulation Program, Inc. (the "Fund") held of record by the undersigned on November 22, 2002 at a Special Meeting of Shareholders of the Fund to be held on January 17, 2003, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

               (Continued and to be signed on the reverse side)

                                                                Exhibit 17(n)

[Proxy Card Reverse]

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, Merrill Lynch Global Bond Fund for Investment and Retirement, Mercury Funds II, on behalf of Mercury Total Return Bond Fund, Merrill Lynch Investment Managers Funds, Inc., on behalf of Merrill Lynch Total Return Bond Fund, Fund Asset Management Master Trust, on behalf of Total Return Bond Master Portfolio, and Merrill Lynch Bond Fund, Inc., on behalf of Core Bond Portfolio.

                          FOR [_] AGAINST [_] ABSTAIN [_]




2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                            Dated: _________________, 200[o]

                                            X

                                            -----------------------------
                                            Signature


                                            X


                                            -----------------------------
                                            Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.